UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2006

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 Springwood Drive, Suite 230, Irving, TX	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 16, 2006, Integrated Security Systems, Inc. (“ISSI”) issued three unsecured convertible promissory notes to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. (“Renn III”), Frost National Bank FBO Renaissance US Growth Investment Trust PLC (“RUSGIT”) and Frost National Bank FBO BFS US Special Opportunities Trust PLC (“BFS”) in exchange for an aggregate $1,100,000 cash investment.  The original principal amount of the notes was $400,000 for the Renn III note, $400,000 for the RUSGIT note, and $300,000 for the BFS note.  Each note matures on June 16, 2009 and bears interest at an annual rate of 6%.  Interest to be accrued during the first year the notes are outstanding was paid in cash on the date of issuance of the notes, and interest accruing after the first year will be payable in cash in quarterly installments.  The notes are convertible at the option of the holder into shares of common stock of ISSI at the then-current market price, subject to standard anti-dilution adjustments, upon:

▪

the conversion of all or substantially all of ISSI’s outstanding convertible indebtedness into shares of capital stock of ISSI; or

▪

a change of control of ISSI.

The convertible promissory notes are attached as exhibits to this Current Report on Form 8-K.

The common stock of ISSI to be issued upon conversion of the notes is subject to registration rights agreements previously entered into with each of Renn III, RUSGIT, and BFS.  Under the registration rights agreements, ISSI agreed to file a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock issuable to Renn III, RUSGIT and BFS upon conversion of the notes.

The registration rights agreements are attached as Exhibits 4.3 and 4.6 to ISSI’s Current Report on Form 8-K dated October 28, 2005, and as Exhibit 4.5 to ISSI’s Current Report on Form 8-K dated December 14, 2005.

Simultaneously with the execution of the notes, ISSI and its subsidiaries entered into a Royalty Agreement with Renn III, RUSGIT, and BFS.  Under the terms of the Royalty Agreement, ISSI and its subsidiaries are to pay the lenders a fixed percentage of sales made from narrowly defined new projects of ISSI and its subsidiaries.  The total royalty payments cannot exceed $100,000 in any year, or $25,000 in any calendar quarter.  The Royalty Agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to Renn III, RUSGIT and BFS.

Item 3.02.  Unregistered Sales of Equity Securities.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to Renn III, RUSGIT and BFS.  ISSI’s issuance of the convertible promissory notes to Renn III, RUSGIT and BFS were exempt from the registration requirements of Section 5 of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

4.1

Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $400,000.

4.2

Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $400,000.

4.3

Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $300,000.

4.4

Royalty Agreement, dated June 16, 2006, between Integrated Security Systems, Inc., B&B ARMR Corporation, Intelli-Site, Inc., DoorTek Corporation, Renaissance Capital Growth & Income Fund III, Inc., BFS US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Renn Capital Group, Inc., as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

(Registrant)

June 19, 2006

/s/ VERNON H. FOERSTERLING, JR.

(Date)

Vernon H. (Jay) Foersterling, Jr.

President and Chief Executive Officer

(Principal Executive and Financial Officer)

Exhibit Index

Exhibit Number	Description
4.1	Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $400,000.
4.2	Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $400,000.
4.3	Convertible Promissory Note, dated June 16, 2006, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $300,000.
4.4

Royalty Agreement, dated June 16, 2006, between Integrated Security Systems, Inc., B&B ARMR Corporation, Intelli-Site, Inc., DoorTek Corporation, Renaissance Capital Growth & Income Fund III, Inc., BFS US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Renn Capital Group, Inc., as Agent.